UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                       Date of Report:  December 17, 1997

                           PURSUIT VENTURE CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                 33-38214-D              62-1458678
(State or other Jurisdiction of   Commission File No.     (I.R.S. Employer
 Incorporation or Organization)                          Identification No.)



                                 1621 Altivo Way
                          Los Angeles, California 90026
                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
                                 (818) 980-0929

                          -----------------------------

       Registrant's Name or former address, if changed since last Report:
          25 South Tejon, Suite 1100, Colorado Springs, Colorado 80903


             This Report contains three sequentially numbered pages.






                                Page one of three

ITEM  1.

RESIGNATION  OF  DIRECTORS

At a meeting of the Board of Directors of the Registrant held on August 28, 1997, the following directors submitted their resignations:

     Gary  O.  Loo          Thomas  S.  Kelly

The following directors had submitted their resignations prior to the aforesaid meeting of the Board of Directors held on August 28, 1997:

     Donald  A.  Rasmussen          Robert  E.  Welch

The resignations of all of the aforesaid directors were accepted with effect from the adjournment of the meeting of the Board of Directors of said date.

With effect from August 28, 1997, the Board of Directors of the Registrant by unanimous resolution accepted the "apparent" resignation of Mr. Steven L. Winter as a director of the Registrant by virtue of Mr. Winter's failure to return telephone calls to the Registrant or attend the aforesaid meeting of the Board of Directors.

RESIGNATION  OF  OFFICERS

At a meeting of the Board of Directors held on August 28, 1997, the resignations of the following officers were submitted to the Board:

     Robert E. Welch, Vice President    Thomas S. Kelly, Secretary and Treasurer

With effect from August 28, 1997, the Board of Directors of the Registrant by unanimous resolution accepted the "apparent" resignation of Mr. Steven L. Winter as a director of the Registrant by virtue of Mr. Winter's failure to return telephone calls to the Registrant or attend the aforesaid meeting of the Board of Directors. The resignation of Mr. Winter was effective upon the adjournment of the said meeting of the Board.

APPOINTMENT  OF  DIRECTORS  AND  OFFICERS

At a meeting of the Board of Directors held on August 28, 1997, the Board of Directors appointed Patrick C. Brooks to serve as sole director of the Corporation and serve as President, Vice-President, Secretary and Treasurer upon the adjournment of said meeting for a term of one year or until his successor (or successors) is/are elected and qualified.


ITEM  2.

PERSONS  ACQUIRING  CONTROL

                         Date         Number of            Consideration
                                       Shares
Patrick C. Brooks  December 17, 1997    230,000  Compensation for performance of duties
                                                 As sole officer and director

Control of the Registrant was acquired by Patrick C. Brooks, the sole director and officer of the Registrant on December 17, 1997 when the Registrant issued from its Treasury 230,000 shares of Common Stock to Mr. Brooks as compensation for services performed.

The Registrant had 270,000 shares of Common Stock outstanding prior to this transaction and will have 500,000 shares of Common Stock outstanding after the transaction and Mr. Brooks will own 46% of the Registrant's outstanding shares.



                                Page two of three

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                   PURSUIT  VENTURE  CORPORATION


                                   /S/  Patrick  C.  Brooks
                                   ------------------------
                                   Patrick  C.  Brooks
                                   Director,  President  and  Secretary

Date:  December 17,  1997







                               Page Three of Three
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